Fees Summary	Dec. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,424,198,552.58
Previously Paid Amount	0
Total Fee Amount	524,244.8
Total Offset Amount	0
Net Fee	$ 524,244.8